U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 10, 2022

SUNSHINE BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Colorado	001-41282	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6500 Trans-Canada Highway

4th Floor

Pointe-Claire, Quebec, Canada H9R0A5

(Address of principal executive offices)

(514) 426-6161

(Issuer’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SBFM	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SBFMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 10, 2022 (the “Signing Date”), Sunshine Biopharma, Inc., a Colorado corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited and institutional investors for a private placement (“Private Placement”) for the Company’s common stock (the “Common Stock”) or Pre-Funded Warrants and warrants exercisable for Common Stock (“Investor Warrants”). Pursuant to the Purchase Agreement, the Company sold (i) 2,301,353 shares (“Shares”) of its Common Stock together with Investor Warrants to purchase up to 2,301,353 shares of Common Stock, and (ii) 1,302,251 pre-funded warrants (“Pre-Funded Warrants”) with each Pre-Funded Warrant exercisable for one share of Common Stock, together with Investor Warrants to purchase up to 1,302,251 shares of Common Stock. Each share of Common Stock and accompanying Investor Warrant were sold together at a combined offering price of $2.22, and each Pre-Funded Warrant and accompanying Investor Warrant were sold together at a combined offering price of $2.219.

The Pre-Funded Warrants are immediately exercisable, at a nominal exercise price of $0.001, and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

The Investor Warrants have an exercise price of $2.22 per share (subject to adjustment as set forth in the warrant), are exercisable upon issuance and will expire five years from the date of issuance. The Investor Warrants contain standard adjustments to the exercise price including for stock splits, stock dividend, rights offerings and pro rata distributions. The Investor Warrant also contains a subsequent equity sales adjustment provision subject to certain exceptions, pursuant to which in the event that the Company (other than with respect to an Exempt Issuance as defined in the Investor Warrant) sells securities at less than the warrant exercise price the warrant exercise price shall be adjusted to such price. Additionally, subject to certain exceptions, as long as more than fifty percent (50%) of the Investor Warrants are outstanding, without the prior written consent of the holders of the seventy percent (70%) of the outstanding Investor Warrants, the Company may not issue any Common Stock or common stock equivalents in any Dilutive Issuance (as defined in the Investor Warrant) at a price lower than $2.00 per share.

The Company received gross proceeds of approximately $8 million before deducting transaction related expenses payable by the Company. The Private Placement closed on March 14, 2022. The Company intends to use the net proceeds for general corporate purposes.

Pursuant to the Purchase Agreement each director and executive officer of the Company has agreed not to offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any shares of the Company’s Common Stock or securities convertible into Common Stock for a period of 90 days after the registration statement registering the Shares and shares issuable upon exercise of the Pre-Funded and Investor Warrants is declared effective by the Securities and Exchange Commission (“SEC”).

In connection with the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the investors. Pursuant to the Registration Rights Agreement, the Company will be required to file a resale registration statement (the "Registration Statement") with the SEC to register for resale of the Shares, the shares issuable upon exercise of the Pre-Funded Warrants and the Investor Warrant on the earlier of (a) fifteen (15) days after the filing of the Company’s annual report for the year ended December 31, 2021 or (b) thirty (30) days after the Signing Date (the “Filing Date”). Pursuant to the Registration Rights Agreement the Registration Statement shall be declared effective within 15 days after the Filing Date or 45 days following the Filing Date if the Registration Statement is reviewed by the SEC. The Company will be obligated to pay certain liquidated damages to the investor if the Company fails to file the resale registration statement when required, fails to cause the Registration Statement to be declared effective by the SEC when required, of if the Company fails to maintain the effectiveness of the Registration Statement.

The completion of the Private Placement results in the adjustment of the exercise price of an aggregate of 3,764,706 warrants (the “Tradeable Warrants”) that trade on the Nasdaq Capital Market under the symbol SBFMW. The new exercise price is $2.22 per warrant. The Company has notified the warrant agent for the Tradeable Warrants of the change, and any exercise notices delivered by holders of the Tradeable Warrants beginning on March 14, 2022 shall be effected at the adjusted exercise price. This notification shall be deemed to be the Dilutive Issuance Notice pursuant to Section 3(b) of the Tradeable Warrants.

Aegis Capital Corp. acted as the placement agent in connection with the Private Placement. Pursuant to the engagement agreement, Aegis was paid a commission equal to 10% of the gross proceeds received by the Company in the Private Placement and 2% of the gross proceeds as a non-accountable expense allowance. The Company paid Aegis $100,000 for fees and expenses including attorney fees.

The foregoing descriptions of the Purchase Agreement, Pre-Funded Warrants, Investor Warrants, Registration Rights Agreement, and the placement agent engagement agreement described herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

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Item 3.02	Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 above is incorporated herein by reference. In connection with the issuance of the securities described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder for transactions not involving a public offering.

Item 8.01.	Other Events.

On March 10, 2022, the Company issued a press release regarding the pricing of the Private Placement. A copy of the press release is attached as Exhibit 99.1 hereto.

On March 14, 2022, the Company issued a press release regarding the closing of the Private Placement. A copy of the press release is attached as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits

(b) Exhibits. The following exhibits are included in this report:

No.	Description
10.1	Engagement Letter dated March 9, 2022, as amended
10.2	Form of Securities Purchase Agreement
10.3	Form of Warrant
10.4	Form of Registration Rights Agreement
10.5	Form of Pre-Funded Warrant
99.1	Press Release issued on March 10, 2022
99.2	Press Release issued on March 14, 2022
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2022	SUNSHINE BIOPHARMA, INC.
(Registrant)

By: /s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer

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